UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 19, 2007


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-21559               04-3320515
(State or other jurisdiction of         (Commission           (I.R.S. employer
        incorporation)                  file number)         identification no.)


                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (203) 504-1100


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.   REGULATION FD DISCLOSURE.

Audited Financial Statements of Identix Incorporated
----------------------------------------------------

As disclosed in the Current Report on Form 8-K filed by L-1 Identity Solutions, Inc. (the "Company") on September 6, 2006, the Company completed the acquisition of Identix Incorporated, a Delaware corporation ("Identix") on August 29, 2006. The audited consolidated financial statements of Identix as of June 30, 2006 and June 30, 2005 and for each of the three years in the period ended June 30, 2006 are attached hereto as Exhibit 99.1.


Interim Financial Statements of SpecTal, LLC
--------------------------------------------

As disclosed in the Current Report on Form 8-K filed by the Company on October 25, 2006, the Company completed the acquisition of SpecTal, LLC, a Virginia limited liability company ("SpecTal"), on October 19, 2006. The unaudited interim financial statements of SpecTal as of September 30, 2006 and September 30, 2005 and for the nine-month periods then ended are attached hereto as
Exhibit 99.2.


The information in this Current Report on Form 8-K under this Item 7.01 is being furnished to the Securities and Exchange Commission, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.                                 Description
-----------                                 -----------

Exhibit 99.1 Audited consolidated financial statements of Identix as of June 30, 2006 and June 30, 2005 and for each of the three years in the period ended June 30, 2006.

Exhibit 99.2 Unaudited interim financial statements of SpecTal as of September 30, 2006 and September 30, 2005 and for the nine-month periods then ended.


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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 19, 2007
                                    L-1 IDENTITY SOLUTIONS, INC.

                                    By: /s/ James DePalma
                                        ---------------------------------------
                                        James DePalma
                                        Executive Vice President,
                                        Chief Financial Officer and Treasurer





















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
                                  EXHIBIT INDEX


Exhibit No.                                 Description
-----------                                 -----------

Exhibit 99.1 Audited consolidated financial statements of Identix as of June 30, 2006 and June 30, 2005 and for each of the three years in the period ended June 30, 2006.

Exhibit 99.2 Unaudited interim financial statements of SpecTal as of September 30, 2006 and September 30, 2005 and for the nine-month periods then ended.






















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